Exhibit 10.2

Amendment No. 1 to Retirement Benefit Agreement

EXHIBIT D

DELAY OF PAYMENT ELECTION FORM

In recognition of the adoption of Section 409A of the Internal Revenue Code and the limits that new Section 409A places on the Retirement Benefit Agreement between Sunstone Hotel Investors, Inc. (the “Corporation”) and Robert A. Alter (the “Executive”), dated November 15, 1997 (the “Agreement”); the Corporation desires to take advantage of the transition relief provided by the proposed regulations under Section 409A and provide the Executive with the opportunity to alter the payment schedule of the Agreement.

Accordingly, the Corporation hereby provides the following election, which will be deemed to amend the Agreement, provided that any election provided for may not change payments that would have been made in 2006 or cause payments to be made in 2006:

Executive hereby elects to receive payment of the balance in my Deferred Compensation Account pursuant to the following schedule (subject to the limits set forth in the preceding paragraph:

Year	Amount Payable; Time for Payment
2011	One-twentieth (1/20th) of the outstanding balance of the Deferred Compensation Account, calculated as of December 31, 2010, which amount shall be payable to the Executive on or after January 1, 2011, but no later than February 28, 2011;
2012	One-nineteenth (1/19th) of the outstanding balance of the Deferred Compensation Account, calculated as of December 31, 2011, which amount shall be payable to the Executive on or after January 1, 2012, but no later than February 28, 2012;
2013	One-eighteenth (1/18th) of the outstanding balance of the Deferred Compensation Account, calculated as of December 31, 2012, which amount shall be payable to the Executive on or after January 1, 2013, but no later than February 28, 2013;
2014	One-seventeenth (1/17th) of the outstanding balance of the Deferred Compensation Account, calculated as of December 31, 2013, which amount shall be payable to the Executive on or after January 1, 2014, but no later than February 28, 2014;
2015	One-sixteenth (1/16th) of the outstanding balance of the Deferred Compensation Account, calculated as of December 31, 2014, which amount shall be payable to the Executive on or after January 1, 2015, but no later than February 28, 2015;

Year	Amount Payable; Time for Payment
2016	One-fifteenth (1/15th) of the outstanding balance of the Deferred Compensation Account, calculated as of December 31, 2015, which amount shall be payable to the Executive on or after January 1, 2016, but no later than February 28, 2016;
2017	One-fourteenth (1/14th) of the outstanding balance of the Deferred Compensation Account, calculated as of December 31, 2016, which amount shall be payable to the Executive on or after January 1, 2017, but no later than February 28, 2017;
2018	One-thirteenth (1/13th) of the outstanding balance of the Deferred Compensation Account, calculated as of December 31, 2017, which amount shall be payable to the Executive on or after January 1, 2018, but no later than February 28, 2018;
2019	One-twelfth (1/12th) of the outstanding balance of the Deferred Compensation Account, calculated as of December 31, 2018, which amount shall be payable to the Executive on or after January 1, 2019, but no later than February 28, 2019;
2020	One-eleventh (1/11th) of the outstanding balance of the Deferred Compensation Account, calculated as of December 31, 2019, which amount shall be payable to the Executive on or after January 1, 2020, but no later than February 28, 2020;
2021	One-tenth (1/10th) of the outstanding balance of the Deferred Compensation Account, calculated as of December 31, 2020, which amount shall be payable to the Executive on or after January 1, 2021, but no later than February 28, 2021;
2022	One-ninth (1/9th) of the outstanding balance of the Deferred Compensation Account, calculated as of December 31, 2021, which amount shall be payable to the Executive on or after January 1, 2022, but no later than February 28, 2022;
2023	One-eighth (1/8th) of the outstanding balance of the Deferred Compensation Account, calculated as of December 31, 2022, which amount shall be payable to the Executive on or after January 1, 2023, but no later than February 28, 2023;

Year	Amount Payable; Time for Payment
2024	One-seventh (1/7th) of the outstanding balance of the Deferred Compensation Account, calculated as of December 31, 2023, which amount shall be payable to the Executive on or after January 1, 2024, but no later than February 28, 2024;
2025	One-sixth (1/6th) of the outstanding balance of the Deferred Compensation Account, calculated as of December 31, 2024, which amount shall be payable to the Executive on or after January 1, 2025, but no later than February 28, 2025;
2026	One-fifth (1/5th) of the outstanding balance of the Deferred Compensation Account, calculated as of December 31, 2025, which amount shall be payable to the Executive on or after January 1, 2026, but no later than February 28, 2026;
2027	One-fourth (1/4th) of the outstanding balance of the Deferred Compensation Account, calculated as of December 31, 2026, which amount shall be payable to the Executive on or after January 1, 2027, but no later than February 28, 2027;
2028	One-third (1/3rd) of the outstanding balance of the Deferred Compensation Account, calculated as of December 31, 2027, which amount shall be payable to the Executive on or after January 1, 2028, but no later than February 28, 2028;
2029	One-half (1/2) of the outstanding balance of the Deferred Compensation Account, calculated as of December 31, 2028, which amount shall be payable to the Executive on or after January 1, 2029, but no later than February 28, 2029;

This election form is executed as of December 27, 2006.

/s/ Robert A. Alter
Robert A. Alter

Accepted and agreed

Sunstone Hotel Investors, Inc.

/s/ Kenneth Cruse
Name:	Kenneth Cruse
Title:	Chief Financial Officer

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